UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 21, 2026

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 268-8000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Lattice Semiconductor Corporation (the “Company”) with the Securities and Exchange Commission on October 22, 2026 (the “Original Report”). The Original Report disclosed, among other matters, the appointment of John McCool and Raejeanne Skillern to the Company’s Board of Directors (the “Board”), effective October 21, 2026, and stated that the Board had not yet determined the committees of the Board to which Mr. McCool and Ms. Skillern would be appointed.

This Amendment is being filed to disclose those committee appointments pursuant to Item 5.02(d) of Form 8-K. Except as set forth herein, no other changes have been made to the Original Report, and this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2026, the Board appointed Ms. Skillern to serve as a member of the Audit Committee of the Board and Mr. McCool to serve as a member of the Compensation Committee of the Board, in each case effective October 29, 2026.

As previously disclosed in the Original Report, the Board determined that each of Mr. McCool and Ms. Skillern is independent under the applicable listing standards of The Nasdaq Stock Market LLC. The Board has further determined that Ms. Skillern satisfies the additional independence requirements applicable to audit committee members under Nasdaq Listing Rule 5605(c)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Mr. McCool satisfies the additional independence requirements applicable to compensation committee members under Nasdaq Listing Rule 5605(d)(2) and Rule 10C-1 under the Exchange Act.

In connection with their committee service, each of Mr. McCool and Ms. Skillern will be entitled to the Company’s customary additional annual cash retainer for non-employee directors serving as a member of the Compensation Committee or the Audit Committee, as applicable, which is currently $10,000 per year. Other than such committee retainers, no new compensatory arrangements were entered into in connection with these committee appointments, and the compensatory arrangements described in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	October 30, 2026		Tracy Feanny Senior Vice President, General Counsel and Corporate Secretary

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